                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 **********************************************************************
  Date of Report (Date of earliest event reported): August 9, 1995

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

                    Georgia                                 001-11081
(State or other jurisdiction of incorporation)      (Commission File Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

     624 Ellis Street, Augusta, Georgia                         30901
   (Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
  **********************************************************************


Filed: September 14, 1995

ITEM 5. OTHER EVENTS. Merry Land & Investment Company, Inc. (the "Company") has completed a series of acquisitions since the filing of its last quarterly report on Form 10-Q for the quarter ending June 30, 1995.

  A. TEXAS. The Company has completed the acquisition of two more of the limited partnerships described in its Form 8-K filed on June 19, 1995 as amended by its Form 8-K/A filed on June 21, 1995. The partnerships acquired and the related apartment properties are described as follows:

                       Name of                                                              Acquisition
Name of             Partnership            Sellers          Market   Date Acquired             Cost                      Occupancy
Apartments             <F1>                  <F1>           Location    in 1995   Units        <F2>        Debt Assumed     <F3>
----------------------------------------------------------------------------------------------------------------------------------
Jefferson at        Jefferson at        Carmil Capital      Dallas,   August 31    404      $24,758,000       None         92%
Round Grove      Round Grove, L.P.   Corporation, a Texas   Texas
                                         Corporation

                                         JPI Investment
                                        Company, L.P., a
                                         Texas limited
                                          partnership

                                     Sumiken Real Estate
                                        Company, Ltd., a
                                      Japanese corporation

Jefferson on      Jefferson on the      Carmil Capital      Dallas,    July 28      376    $24,643,000       None         93%
the Parkway       Parkway/Dallas,     Corporation, a Texas   Texas
                       L.P.              corporation

                                         JPI Investment
                                        Company, L.P., a
                                         Texas limited
                                          partnership
----------------------------------------------------------------------------------------------------------------------------------

<F1> None of the sellers nor the partnerships are related to or affiliated with the Company.
<F2> Includes acquisition costs incurred to date.
<F3> Physical occupancy at September 7, 1995.

     The acquisitions were paid for with cash. The sellers were unrelated to the Company. Two wholly owned subsidiary corporations of the Company acquired the partnership interests of the sellers and will continue to operate the properties through two partnerships.

     The acquisitions were funded with a portion of the proceeds of the Company's recent $120 million senior note offering made pursuant to a Registration Statement filed on Form S-3, Registration Number 33-57453. No encumbrances were placed against the acquired properties in connection with their acquisition.

     The acquisitions were made only after a detailed review of each property's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.

     B. CHARLOTTE, NORTH CAROLINA. Merry Land has also acquired an additional apartment property in Charlotte, North Carolina. The apartment property acquired is described as follows:

                                                                                   Acquisition
                                                              Date Acquired            Cost         Debt Assumed  Occupancy
Name of Apartments         Seller<F1>       Market Location     in 1995    Units       <F2>             <F3>         <F4>
--------------------------------------------------------------------------------------------------------------------------
Kimmerly Glen            SMG Associates,        Charlotte,      August 9     260     $9,242,000       $7,041,272       97%
                           a New York         North Carolina
                        general partnership
--------------------------------------------------------------------------------------------------------------------------

<F1> The seller is not related to or affiliated with the Company.
<F2> Includes acquisition costs incurred to date.
<F3> The Company assumed a mortgage debt with a principal balance of $7,041,272 in favor of Crown Life Insurance Company which assumed debt was credited against the purchase price.
<F4> Physical occupancy at September 7, 1995.

  The seller was unrelated to the Company. The cash portion of the acquisition was funded with a portion of the proceeds of the Company's recent $120 million senior note offering made pursuant to a Registration Statement filed on Form S-3, Registration Number 33-57453. The Company acquired the property subject to and assumed the obligations of a first mortgage loan in favor of Crown Life Insurance Company which matures on December 1, 1995.

     The acquisition was made only after a detailed review of the property's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.

     C. DEVELOPMENT PROPERTIES. The Company acquired two tracts of land in Greensboro, North Carolina and has entered into development agreements with an experienced developer for the development of apartment communities on these properties. The status of these properties is as follows:

                                                                                            Investment
                                              Market     Date Acquired           Planned     to Date       Project
Name of Site           Seller<F1>            Location      in 1995       Acres    Units       <F2>       Start Date
---------------------------------------------------------------------------------------------------------------------
Adams Farm          General Financial       Greensboro      July 20     16.88     200        $884,912    4th Qtr 1995
                    Services, Inc., a     North Carolina
                   Kansas corporation

Lake Site         (Multiple Individuals)   Greensboro,      July 14      31.4     300       $1,741,441  1st Half 1996
                                         North Carolina
---------------------------------------------------------------------------------------------------------------------

<F1> None of the sellers are related to or affiliated with the Company.
<F2> Includes acquisition costs incurred to date.

  The acquisitions were paid for with cash. The sellers were unrelated to the Company. The acquisitions were funded with a portion of the proceeds of the Company's recent $120 million senior note offering made pursuant to a Registration Statement filed on Form S-3, Registration Number 33-57453. No encumbrances were placed against the acquired properties in connection with their acquisition.

     The acquisitions were all made only after a detailed review of each property's physical condition, anticipated capital expenditures, expenses including projected utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     A. TEXAS. Audited financial statements and pro forma financial statements for the Texas properties acquired have previously been filed on Form 8-K/A filed on June 21, 1995.

     B. CHARLOTTE, NORTH CAROLINA. Audited financial statements and pro forma financial statements are not required for this property.

     C. DEVELOPMENT PROPERTIES. Audited financial statements and pro forma financial statements are not required for these properties.



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                   Signature Blocks on Following Page
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                                 SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRY LAND & INVESTMENT COMPANY,
INC.
                    (Registrant)


By:          /s/
--------------------------------
        Dorrie E. Green
     As Its Vice President